                                                                   EXHIBIT 10.28

                                                  [BAR CODE - US005891052A]
UNITED STATES PATENT [19]           [11]     PATENT NUMBER:            5,891,052
SIMMONS                             [45]     DATE OF PATENT:        APR. 6, 1999
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[54]     DIAGNOSTIC SYRINGE ACTUATOR DEVICE

[76]     Inventor:         PAUL L. SIMMONS, 8825 Laurel Dr.,
                           Pinellas Park, Fla. 33782

[21]     Appl. No.:        882,570

[22]     Filed:            JUN. 25, 1997

                         RELATED U.S. APPLICATION DATA

[60]     Provisional application No. 60/020,624, JUN. 26, 1996.

[51]     INT. CL.(6).......................................A61B 5/00; B65D 81/00
[52]     U.S. CL. .......................................600/573; 600/578;604/38
                                                       604/181; 604/187; 604/220
[58]     FIELD OF SEARCH.............................600/573, 576. 600/578; 579,
                              577,580; 604/38, 187, 218, 221, 181, 208, 220, 228

                                REFERENCES CITED
[56]
                             U.S. PATENT DOCUMENTS

         4,231,368        11/1980   Becker..............................604/157
         5,183,465         2/1993   Xanthakos et. al. ..................604/108
         5,241,969         9/1993   Carson et. al. .....................600/565
         5,533,746         7/1996   Hoover et. al. .....................600/432
         5,666,966         9/1997   Hotie et. al. ......................600/573
         5,709,667         1/1998   Canfli .............................604/187

Primary Examiner       -- Richard J. Apley
Assistant Examiner     -- Justine R. Yu
Attorney, Agent, or Firm -- A. W. Fisher, III

[57]                                ABSTRACT

A diagnostic syringe actuator device for use in combination with a syringe in the removal of tissue, fluid and/or cells for the diagnosis of pathological processes wherein the syringe includes a hollow syringe body having a longitudinally movable syringe plunger at least partially disposed therein with a probe needle attached to the distal end portion comprising a hollow retractor tube having a longitudinally movable retractable piston disposed therein, a longitudinally movable retractable piston disposed therein, a longitudinally movable syringe plunger sabot disposed within the hollow retractor tube, a sabot lock mechanism selectively movable between a locked and unlocked position disposed to engage the syringe plunger sabot when in the locked position to maintain the syringe plunger and the syringe plunger sabot in the advanced position and to disengage the syringe is plunger sabot when moved to the unlocked position such that the syringe plunger sabot and the syringe plunger move from the advanced position when the retractable piston has been at least partially retracted within the hollow retractor tube creating a vacuum therein whereby material is extracted from a patient through the probe needle and into the hollow syringe body.

                          12 CLAIMS, 2 DRAWINGS SHEETS


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